UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  May 1, 2009

Inovio Biomedical Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-14888	33-0969592
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11494 Sorrento Valley Road, San Diego, California		92121-1318
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (858) 597-6006

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On May 1, 2009, Inovio Biomedical Corporation (“Inovio” or “the registrant”), issued a press release announcing the Securities and Exchange Commission (the “SEC”) has declared effective Inovio’s registration statement related to its pending merger with VGX Pharmaceuticals, Inc. (“VGX”) and announced that the companies’ respective special meetings of stockholders will be held on May 29, 2009, a copy of which press release is filed as Exhibit 99.1 to this report.

Investors of both Inovio and VGX and the public are encouraged to read the relevant registration and proxy solicitation related documents filed with the SEC in relation to the proposed merger between the registrant and VGX because they contain important information about the companies, the proposed merger, the securities to be issued and the expectations for the combined company. The joint registration statement/proxy statement filed on Form S-4, as amended, and other merger-related documents are available, without charge, from the SEC’s web site (www.sec.gov) or can be obtained, free of charge, by requesting such documents, including any items incorporated by reference, from the registrant.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

99.1	Press release dated May 1, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 1, 2009

INOVIO BIOMEDICAL CORPORATION

By:	/s/ Peter Kies
Peter Kies, Chief Financial Officer